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                                                                 Exhibit 23.1


                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 11, 1998, relating to the financial statements of FirstWorld Communications, Inc. (the "Registrant"), which appears on page F-2 of the Registrant's Annual Report on Form 10-K for the year ended September 30, 1998, as amended through the date hereof.

PRICEWATERHOUSECOOPERS LLP

San Diego, California
April 14, 1999